INCOME TAXES	12 Months Ended
Dec. 31, 2025
Key Mining Corp [Member]
Restructuring Cost and Reserve [Line Items]
INCOME TAXES

NOTE 6 – INCOME TAXES

No benefit (provision) has been recognized for the years ended December 31, 2025 and 2024. The United States and Chile components of net loss for the years ended December 31, 2025 and 2024 are as follows:

	2025	2024
United States	$(1,074,110)	$(2,717,912)
Chile	(1,323,284)	(1,679,867)
Net loss	$(2,397,394)	$(4,397,779)

Reconciliation of the statutory federal income tax rates consists of the following:

	2025	2024
Federal statutory rate	21.0%	21.0%

Non-deductible item: stock based compensation	(0.4)	-
Change in valuation allowance	(20.6)%	(21.0)%
	-%	-%

Significant components of the deferred tax assets at an anticipated tax rate of 21% for the period of December 31, 2025 to December 31, 2024 are as follows:

	2025	2024
Deferred tax asset
Net operating loss	$(3,197,024)	$(2,704,072)
	3,197,024	2,704,072
Valuation allowance	(3,197,024)	(2,704,072)
Net deferred tax asset	$-	$-

The Company is subject to income taxation in the United States and in Chile through its foreign subsidiaries. Losses before income taxes are generated in both jurisdictions and the Company’s income tax expense (benefit) is affected by differences between the U.S. federal statutory income tax rate and the statutory tax rate applicable in Chile. Accordingly, the reconciliation of income tax expense (benefit) at the U.S. federal statutory rate to the Company’s reported income tax expense (benefit) includes the effect of foreign operations, including the impact of losses incurred in Chile.

At December 31, 2025, the Company had available federal net operating loss carry forwards to reduce future taxable income. The amount available was approximately $15.2 million U.S. for federal purposes, with no expiration which are subject to an 80% limitation upon utilization. Given the Company’s history of net operating losses, management has determined that it is more likely than not that the Company will not be able to realize the tax benefit of the net operating loss carry forwards. Accordingly, the Company has recognized a valuation allowance that offsets the deferred tax asset for this benefit. The amount of the valuation allowance could be reduced in the near-term if estimates of future benefits and consolidated taxable income, based on subsequently available evidence, can be deemed to be reliable in order to determine the likelihood of realizing the deferred tax asset. The change in the valuation allowance during the years ended December 31, 2025 and 2024 was $503,452.

The Company files income tax returns in the U.S. federal jurisdiction. The Company is also subject to state filing requirements and files respective tax returns accordingly. Additionally, a Chilean tax return is filed for the respective activities of KMC Chile. Tax returns for the years 2020-2025 remain subject to examinations but there are currently no ongoing exams in any taxing jurisdiction.